UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Term Loan Facility

On February 9, 2021 (the “Effective Date”), Floor and Decor Outlets of America, Inc. (“F&D”), a wholly owned subsidiary of Floor & Decor Holdings, Inc. (the “Company”), amended its senior secured term loan credit facility by entering into a supplemental term loan and general amendment (the "Fifth Amendment"), among F&D, the other loan parties party thereto, the lenders party thereto, and UBS AG, Stamford Branch, as the administrative agent and collateral agent (as amended, the “Amended Term Loan Facility”). The Fifth Amendment, among other things, provides for a supplemental term loan facility in an aggregate principal amount of $65,000,000 with a maturity date of February 14, 2027 (the “Supplemental Term Loan Facility”). The Supplemental Term Loan Facility is an increase to the existing initial term loan facility (the “Existing Term Loan Facility”) and has the same terms as the Existing Term Loan Facility, except voluntary prepayments made within six months after the Effective Date are subject to a 1% soft call prepayment premium. The other terms of loans under the Existing Term Loan Facility remain unchanged. The proceeds of the Supplemental Term Loan Facility, together with cash on hand, will be used to (i) repay F&D’s existing incremental term loan facility, which was incurred in May 2020 (the “Existing Incremental Facility”) and (ii) pay fees and expenses incurred in connection with the Supplemental Term Loan Facility.

The Amended Term Loan Facility (including loans under the Supplemental Term Loan Facility and the Existing Term Loan Facility) provides a margin for loans of: (x) in the case of ABR Loans (as defined in the Amended Term Loan Facility) 1.00% per annum (subject to a leverage-based step-up to 1.25% if F&D exceeds certain leverage ratio tests) (compared to 3.00% under the Existing Incremental Facility), and (y) in the case of Eurodollar Loans (as defined in the Amended Term Loan Facility) 2.00% per annum (subject to a leverage-based step-up to 2.25% if F&D exceeds certain leverage ratio tests and a 0.00% floor on Eurodollar Loans) (compared to 1.00% under the Existing Incremental Facility).

The Amended Term Loan Facility (including loans under the Supplemental Term Loan Facility and the Existing Term Loan Facility) is secured by substantially all of F&D’s assets and guaranteed by F&D’s U.S. subsidiaries. In particular, the indebtedness outstanding under the Amended Term Loan Facility (including loans under the Supplemental Term Loan Facility and the Existing Term Loan Facility) is secured by a first-priority security interest in all of F&D’s fixed assets and intellectual property, and a second-priority interest in the collateral that secures F&D’s senior secured revolving credit facility on a first-priority basis.

Under the Amended Term Loan Facility, F&D has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens; (b) limitations on the payment of dividends and certain other restricted payments; (c) limitations on the ability to effect mergers or consolidations; (d) limitations on the ability to enter into transactions with affiliates; (e) limitations on the ability to sell or dispose of property or assets; and (f) limitations on the ability to engage in unrelated lines of business. The Amended Term Loan Facility includes usual and customary events of default for senior secured credit facilities of this nature.

Certain parties to the Amended Term Loan Facility, and affiliates of those parties, provide banking, investment banking and other financial services to the Company and its subsidiaries from time to time. The description above is only a summary of the material provisions of the Fifth Amendment and Supplemental Term Loan Facility and is qualified in its entirety by reference to a copy of the Fifth Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

Given the attractive terms available to the Company, the Company decided to enter into the Supplemental Term Loan Facility to repay the Existing Incremental Facility, resulting in interest rate reductions.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K may include statements that constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Form 8-K, are forward-looking statements. Forward looking statements include any statements regarding the Company’s strategic and operational plans, future performance or financial condition and may often be identified by the use of words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” “focused on” or “continue” and other similar expressions that predict or indicate future events or trends.

Forward looking statements speak only as of the date hereof and are not guarantees of future events, results, performance or achievements. These statements are based on the Company’s current expectations, assumptions, estimates and projections and involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results to be materially different from those expressed or implied by the forward-looking statements, including, without limitation, those factors described in the Company’s filings with the Securities and Exchange Commission. Except as required by applicable law, the Company does not plan to update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1†	Amendment No. 5 and Incremental Term Loan Agreement to Credit Agreement, dated as of February 9, 2021, by and among Floor and Decor Outlets of America, Inc., FDO Acquisition Corp., FD Sales Company LLC, the lenders party thereto, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent and Golub Capital LLC, as Additional Initial Term Loan Arranger
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

† Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: February 9, 2021	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, General Counsel, and Secretary